SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2002
                                                 -------------------------------

                    Morgan Stanley Dean Witter Capital I Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                         333-83986                          13-3291626
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                           Identification No.)

1585 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                   -----------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5.     Other Events

            Attached as exhibits are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Morgan Stanley Dean Witter Capital I Inc. Trust 2002-AM3, Mortgage Pass-Through Certificates, Series 2002-AM3 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-83986) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            The Structural Term Sheets, Collateral Term Sheets and Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets, Collateral Term Sheets and Computational Materials.

            Any statement or information contained in the Structural Term Sheets, Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

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ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

(99) Structural Term Sheets, Collateral Term Sheets and Computational Materials prepared by Morgan Stanley & Co. Incorporated in connection with Morgan Stanley Dean Witter Capital I Inc. Trust 2002-AM3, Mortgage Pass-Through
                                        Certificates, Series 2002-AM3.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MORGAN STANLEY DEAN WITTER
                                        CAPITAL I INC.

Date:  October 18, 2002

                                        By:    /s/ Cecilia Tarrant
                                            ------------------------------------
                                            Name:  Cecilia Tarrant
                                            Title: Vice President

                                INDEX TO EXHIBITS

                                                                   Paper (P) or
Exhibit No.       Description                                      Electronic(E)
-----------       -----------                                      -------------

(99)              Structural Term Sheets, Collateral Term               (E)
                  Sheets and Computational Materials
                  prepared by Morgan Stanley & Co.
                  Incorporated in connection with Morgan
                  Stanley Dean Witter Capital I Inc. Trust
                  2002-AM3, Mortgage Pass-Through
                  Certificates, Series 2002-AM3.